INVESTOR PRESENTATION Sylvia Wulf, President and CEO David Frank, CFO and Treasurer AquaBounty Technologies, Inc. February 2020 AquaBounty.com 1

Forward-Looking Statements Safe Harbor Statement This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact contained in this presentation are forward-looking statements, including, but not limited to, statements regarding the size and timing of the offering, the economic viability of land-based production facilities, the economic and operational benefits of AquAdvantage® salmon (“AAS”); and the potential for increases in EBITDA and the profitability of AquaBounty; the timing of future harvests; projected growth in seafood consumption and market size, expansion of the aquaculture industry, and increasing demand for salmon; continuing supply constraints and their impact on pricing; the impacts of future environmental conditions; market interest in land-based aquaculture; the anticipated benefits of AAS and land-based production to consumers and the environment; non-exposure to pathogens, parasites, or environmental contaminants; continued operational performance against targets; the potential for consumer acceptance of AAS; AquaBounty’s commercial strategy, including demonstration of commercial viability, successful positioning and messaging of AAS, the establishment and types of sales channels, agreements with distributors and industrial producers, and progress against commercial launch timelines; the potential for the development of additional products, product traits, operational efficiencies, nutritional enhancements, and production sites; and the completion of field trials, approval of AAS, and potential relationships with local partners in other markets. Although management believes that the plans, objectives, and expectations reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties, and actual future results may be materially different from the plans, objectives, and expectations expressed in this presentation. These risks and uncertainties include, but are not limited to: (i) our limited operating history and track record of operating losses; (ii) our cash position and ability to raise additional capital to finance our activities; (iii)the anticipated benefits and characteristics of AAS; (iv) the ability to secure any necessary regulatory approvals to commercialize any products; (v) our ability to adapt to changes in laws or regulations and policies; (vi) the uncertainty of achieving the business plan, future revenue, and operating results; (vii) developments concerning our research projects; (viii) our ability to successfully enter new markets or develop additional products; (ix) competition from existing technologies and products or new technologies and products that may emerge; (x) actual or anticipated variations in our operating results; (xi) market conditions in our industry; (xii) our ability to protect our intellectual property and other proprietary rights and technologies; (xiii) the rate and degree of market acceptance of any products developed through the application of bioengineering, including bioengineered fish; (xiv) our ability to retain and recruit key personnel; (xv) the success of any of our future acquisitions or investments; (xvi) international business risks and exchange rate fluctuations; (xvii) the possible volatility of our stock price; and (xviii) our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing. We caution you that the foregoing list may not contain all of the risks to which the forward- looking statements made in this presentation are subject. For a discussion of other risks and uncertainties, and other important factors, any of which could cause our actual results to differ from those contained in the forward-looking statements, see AquaBounty’s public filings with the Securities and Exchange Commission (“SEC”), available on the “Investors” section of our website at www.aquabounty.com and on the SEC’s website at www.sec.gov. Forward-looking statements are not promises or guarantees of future performance, and we may not actually achieve the plans, intentions, or expectations disclosed in our forward-looking statements. Actual results or events could differ materially from the plans, intentions, and expectations disclosed in the forward-looking statements we make, and you should not place undue reliance on our forward-looking statements. Our forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures, or investments that we may make. All information in this presentation is as of the date of its release, and AquaBounty undertakes no duty to update or revise this information unless required by law. AquaBounty.com 2

Legal Matters Legal Matters Statement We have filed a registration statement on Form S-1 (including a prospectus) with the SEC for the offering to which this communication relates. Such registration statement has not been declared effective by the SEC as of the date hereof. Before you invest, you should read the prospectus in that registration statement and other documents we have filed with the SEC for more complete information about us and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, we, the underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by contacting Lake Street Capital Markets, LLC, Attn: Syndicate Department, 920 Second Avenue South, Suite 700, Minneapolis, Minnesota 55402; by calling 612-326-1305; or by emailing syndicate@lakestreetcm.com. This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale is not permitted. AquaBounty.com 3

Offering Summary Issuer: AquaBounty Technologies, Inc. Ticker Symbol: Nasdaq: AQB Offering: Publicly Marketed Equity Offering Size: Approximately $10 million plus 15% overallotment (100% primary) Securities: Shares of Common Stock (fully registered) Market Cap.:* $45.7 million Shares Out./Share Approximately 21.6 million of common stock outstanding; $2.11 price per Price:* share; excludes approximately 1.7 million warrants with avg. strike price of $3.25 per share and 0.4 million options with avg. strike price of $5.99 per share Avg. Daily Vol. (30 Day)*: Approximately 60k shares/day Use of Proceeds: Capital projects and working capital for Indiana and Rollo Bay farms, and other general corporate purposes Anticipated Pricing: Week of February 10, 2020 Sole Underwriter: Lake Street Capital Markets, LLC *As of January 29, 2020 AquaBounty.com 4

AquaBounty: Leaders in Aquaculture and Biotechnology

Company Profile

Headquarters:	Maynard, MA
Total Employees:	61
RAS Farms:	Albany, Indiana and Prince Edward Island, Canada

- Pioneers in aquaculture, using new technology in new ways to deliver game changing solutions to global problems. Committed to feeding the world with land-based salmon farmed efficiently, sustainably and profitably.
- Blazed the trail for genetically engineered animal protein; overcoming political and perceptual hurdles. Significantly increasing profitability in land-based Recirculating Aquaculture Systems ("RAS").
- Leveraging 25 years of operational experience with RAS to produce efficiently and ensure success of new farming methods.

Key Milestones

1989 – First AquAdvantage Salmon "AAS" line created

1995 – Regulatory approval process begins for AAS

2015 – U.S. Food and Drug Administration ("FDA") approves AAS for consumption in the US

2016 – Health Canada approves AAS for consumption in Canada

2017 – AquaBounty purchases Indiana Farm

2018 – Conventional salmon eggs enter Indiana Farm Hatchery

2019 –AAS eggs enter Indiana Farm Hatchery

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Investment Highlights

Large Growing Global Salmon Market

- Global Atlantic salmon market totals $16.7B[1] and the U.S. salmon market is the largest market
- Fresh salmon demand outstrips current wild and farmed supply
- Global population growth expected to double protein demand by 2050[2]

Expertise and Technology

- Pioneering disruptive technologies in the protein space and leading advances in biotechnology
- First genetically engineered animal protein approved for human consumption by FDA and Health Canada
- Proven operational experience in land-based RAS operations for 25 years
- Introduced one Chinook gene into Atlantic Salmon 30 years ago creating AquAdvantage Salmon[3] – 14 generations have been conventionally spawned and grown

Attractive Business Model and Unit Economics

- AAS grow 1.7X faster and use 25% less feed than conventional salmon[4]
- Target EBITDA margins 2X higher than conventional salmon in land-based farms[5]
- Attractive ROI on commercialization

Commercialization and First Harvest On Track for 2H 2020

- Initial conventional harvest expected in Q2 2020, AAS harvest expected in Q4 2020
- Salmon continues to show growth rates at or ahead of target

Strong Management Team

- CEO brings strong foodservice, food supply, and food production experience
- Team has significant operating experience in aquaculture and biotechnology

AquaBounty Technologies, Inc.
Nasdaq: AQB

Share Price*	**$2.11**
Market Cap.*	**$45.7m**
Sept YTD 2019 Revenue	**$140k**
Shares Outstanding*	**21.6m**
Float*	**10.5m**
Insiders and 10% Holders*	**45%**
Headquarters	**Maynard, MA**

*Data as of January 29, 2020

Source 1: FAO Statistical Data Search (December 2019)
Source 2: Westhoek et al., The Protein Puzzle (2011) – United Nations
Source 3: U.S. FDA AquAdvantage Salmon Fact Sheet, https://www.fda.gov/animal-veterinary/animals-intentional-genomic-alterations/aquadvantage-salmon-fact-sheet
Source 4: Effects of combined 'all-fish' growth hormone transgenics and triploidy on growth and nutrient utilization of Atlantic salmon (Salmo salar L.) fed a practical grower diet of known composition – Elsevier, May 24, 2013
Source 5: See Slide 26

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Experienced Management Team



Sylvia Wulf
President and CEO

Ms. Wulf has a reputation as a proven leader and accomplished executive driving both growth and improved performance. Her diverse career encompasses executive level positions in General Management, Sales, Marketing and M&A in a variety of industries.

.



Alejandro Rojas
Chief Operating Officer

Dr. Rojas is a renowned expert in salmon farming. His areas of expertise include technical and economic analysis for M&A activities, new species development and consulting on fish production, aquatic health, environment and biosecurity programs.



Angela Olsen
General Counsel

Ms. Olsen is an experienced legal advisor driving key business outcomes through her extensive US and global expertise in commercial law, complex legal regulatory matters and litigation relating to food, agriculture and biotechnology.

David Frank
CFO and Treasurer

Mr. Frank has extensive experience working with early stage companies, both public and private and has completed financing transactions for initial start-up, growth and M&A. He brings a strategic outlook to company growth and a hands-on approach to cash management.



David Melbourne
Chief Commercial Officer

Mr. Melbourne is a 30-year veteran of the CPG industry, spending the last 25 years with a focus on seafood. He has expertise in Marketing, Strategy, Corporate Communications, Industry Relations and Government Affairs.



Mark Walton, Ph.D.
Chief Technology Officer

Dr. Walton has expertise in genetics and regulatory affairs. He is deeply involved in the on-going discussion between industry and governments on the regulation of genetically engineered animal proteins.



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Current Market Environment AquaBounty.com 8

Population Growing. Demand Increasing. . Global population projected at 9 billion people by 2050 - 28% growth in 30 years* . An increasing middle class in geographies with significant growth creates a demand for protein . Current seafood supply cannot keep up with increasing demand . New technologies will be imperative to address how to nutritionally feed the world Remarkable increases in global *World Populations Prospects 2019 – United Nations AquaBountypopulation.com require remarkable solutions 9

What worked before won’t work in the future! . 60% decline in the size of populations of mammals, birds, fish, reptiles, and amphibians in 40 years, according to World Wildlife Fund’s Living Planet Report 2018 . 90% of world's fisheries are fully fished or overfished, according to FAO’s The State of World Fisheries and Aquaculture 2016 . No further pressure can be placed on wild fisheries . Critical impacts on water and energy usage, and the need to reduce greenhouse gas emissions Source: Living Planet Report 2018 . Rising ocean temperatures . Viable sea cage farming has limitations o Sea lice o Algae bloom o Ocean contamination – micro plastics . We believe there is a better way! AquaBounty.com 10

Overall Protein Demand and Consumption to Double by 2050 . Protein is at the heart of the global food Seafood is more efficient to grow than issue and despite supply constraints, other animal proteins due to a more protein consumption is predicted to favorable Feed Conversion Ratio (“FCR”) double by 2050, with marine-based proteins gaining a growing market share . Currently providing 70% of seafood supply, Aquaculture must double its output in 30 years to fill the seafood gap and meet consumer demand for consistent, affordable and nutritious protein solutions 1:1 2:1 3:1 6:1 Source: FCR Data - Mowi Handbook 2019 Note: FCR is important as it relates to Greenhouse Gas Emissions AquaBounty.com 11

Salmon is a Global and Compelling Market within Aquaculture . Salmon is a rich source of protein and provides essential amino acids and critical nutrients including Omega-3 EPA/DHA . Helps eliminate skin diseases . Strengthens the immune system . Provides long-term energy . Helps in the building/repairing of body tissues and protects the body from infections . Aids in the production of hemoglobin . 2-3 servings each week provide the nutrients pregnant mothers and baby need for a healthy pregnancy and for baby’s optimal development Salmon is Healthy, Nutritious and Supports Wellness Sources: Salmon Nutrition: Everything You Need To Know About Salmon – NFI, July 1, 2019. A Guide To Eating Seafood During Pregnancy – Dish On Fish, April 25, 2019 AquaBounty.com 12

Atlantic Salmon – Large Market With Inefficient Supply Chain Land Based RAS Farming Has Potential to Disrupt The Industry 3-6 Days . Inefficient supply chain – current NORWAY, FAROE IS. Kt sea-cage operations highly ICELAND Harvest 1,403 dependent on-air freight RUSSIA kt Market 54 NORTH AMERICA kt Harvest 34 . A domestic imperative to meet Harvest 190 Market 130 EU kt Market 595 increasing U.S. demand Harvest 240 ASIA kt Market 1,142 Harvest 30 . Supply is constrained in production Market 615 5-8 Days locations for environmental and regulatory issues related to the LATIN AMERICA kt current production methods Harvest 930 Market 160 Source: Kontali Salmon World 2019 OCEANIA kt Harvest 83 = High freight cost, large carbon footprint, reduced product shelf life Market 75 Global Atlantic Salmon Market = Source 1: Kontali Salmon World 2019 2.4 million metric tons¹ worth $16.7 billion² Source 2: FAO Statistical Data Search (December 2019) AquaBounty.com 13

Atlantic Salmon Competitive Landscape

- Salmon farming competition is primarily in sea cages and land-based farming
- Growing momentum in land-based salmon farming projects has the potential to disrupt the industry

U.S. RAS Farms In Production

AquaBounty	Indiana – 1,200 mt, First Harvest 2020
ATLANTIC SAPPHIRE	Florida – 10,000 mt, First Harvest 2020

U.S. RAS Farms Announced – Plan and Development

NORDIC AQUAFARMS	Maine – 33,000 mt California – 27,000 mt
WHOLE OCEANS	Maine – 25,000 mt
AQUABANQ	Maine – 10,000 mt

Source: IntraFish Land-Based Salmon Farming Report 2019

International Sea-Cage Operations

MOWI	417,000 mt
CERMAQ	192,000 mt
AGROSUPER	188,000 mt
LEROY	180,000 mt
SALMAR	158,000 mt

Source: Company data and websites; Kontali Salmon World 2019

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The AquaBounty Solution AquaBounty.com 15

We embrace a three-step solution to addressing the Seafood Gap. Rapidly accelerate salmon production by growing salmon more efficiently, more quickly and more sustainably. Use genetically engineered Shift salmon production Use fresh-water tanks and salmon for faster growth to to land-based technology to nurture the fish harvest weight (> 4 kg) resulting aquaculture systems in a safe, sustainable way in 1.7X increase in harvest “Biotechnology is a fundamental necessity for the future of the global food system. Leading with a sense of urgency is critical and the time for action is now!” – Sylvia Wulf CEO, AquaBounty AquaBounty.com 16

Better for the Environment. Better for the Fish. Enhanced Benefits of Controlled Operations Compared To Sea-Cage Farming Improved Fish Survival Faster growth during most vulnerable stages of fish lifecycle Lower Carbon Footprint Less Feed Used Greater than 95% water recycled 25% improvement in Feed and reduced transportation to Conversion Rate (“FCR”)* consumption Aquaponics / Hydroponics Biosecurity Efficient use of resources and waste Designed to prevent escapement utilization as agriculture fertilizer and impacts on broader ecosystem *Effects of combined ‘all-fish’ growth hormone transgenics and triploidy on growth and nutrient utilization of Atlantic salmon (Salmo salar L.) fed a No Chemicals or Antibiotics practical grower diet of known composition – Elsevier, May 24, 2013 Reduced risk of infections commonly seen in sea-cage farming AquaBounty.com 17

Operational Expertise is a Competitive Strength and Differentiator Recirculating Aquaculture Systems (“RAS”) are more timely and relevant than ever before . Land-based RAS salmon farming confines the fish to indoor tanks inside a large building, eliminating interactions between the farmed fish and the external environment. . Land-based salmon farming eliminates many of the environmental problems associated with sea-cage farms. . System enables optimized conditions with total control of the water, moving in and out, while recycling greater than 95% of the water used. . Biosecurity protects against exposure to disease and parasites and the need for antibiotics, medications or chemicals used in sea-cages. Source: Water Solutions for the Aquaculture Industry – Veolia Water Technologies AquaBounty.com 18

Uniquely Positioned in Aquaculture . AquaBounty is a thought leader in aquaculture . At the center of our sustainable farming production are two breakthrough innovations: modern genetics and operational expertise in RAS production systems . A pioneer with 25 years of operational expertise . Revolutionized RAS utilization with operational expertise and genetic engineering . Championing efforts for a consistent domestic supply to lessen dependence on imports . Strategically placing production close to consumption with RAS AquaBounty.com 19

Biomass Growth KPI's Exceeding Expectations

- AquaBounty Conventional and AquAdvantage Salmon show growth rates on or ahead of target
- Delivering promising results in a less than optimal farm design
- Farm teams staffed with excellent, experienced and committed talent
- Feed Conversion Rate results outperforming goals at 0.77 (target set to be below 1.0)
- No other salmon farming operation boasts our experience and measured results

Farm	Fish Type	Status	Lbs	Weight	Biomass	Harvest
Indiana	Conventional	Growers	120,500	1,200 (g)	152 T	Q3 2020
Indiana	AAS Salmon	Fry	54,750	140 (g)	7.7 T	Q4 2020
		Eyed Eggs	101,000	0.42 (g)	0.04	Q2 2021
Rollo Bay	AAS Salmon	Fry	19,000	69 (g)	1.3 T	Q1 2021


GROWTH PERFORMANCE
AquAdvantage Salmon vs. Conventional Atlantic Salmon
4500.00
4000.00
3500.00
3000.00
2500.00
2000.00
1500.00
1000.00
500.00
0.00
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25
AquAdvantage Salmon
Conventional Atlantic Salmon

Source: AquaBounty Technologies, Inc. Data

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Pillars of Innovation Will Deliver Meaningful Solutions For Decades

Salmon Genetics	Additional Species	RAS Technology Enhancements	Nutrition and Disease
Improving and delivering enhanced salmon traits: o Selective breeding o Gene editing o Accelerated trait delivery	o Expand product offerings with new marine species	o Land-based aquaculture o Maximize system performance o Biofilter optimization o Biomass optimization o Energy efficiency	o Better feed formulations o Sustainability of feed o Improve RAS performance o Enhanced performance and resilience o Nutritional profile

- Biotechnology leader providing molecular solutions that address problems and opportunities for the global aquaculture industry
- World Class operator of land-based Recirculating Aquaculture Systems
- Committed to the excellent husbandry and nutrition of fish

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Anticipated Timeline and 2020 Commercial Launch

Q1 2020
- Complete equity financing
- Communications and marketing agency finalizing brand strategy, positioning, messaging & GTM plans
- Conversations with potential processors and customers underway

Q2 2020
- Continue conversations with potential processors and customers
- Finalize processors and key customers
- Host political and media relations "open house" at Albany Farm
- Digital marketing "teaser" messaging
- First conventional salmon harvest in Indiana expected Q2 2020

Q3 2020
- Potential processors and customer announcements
- Official launch of marketing and communications plan
- Extensive media pitching and stakeholder outreach

Q4 2020
- First harvest of AAS in Indiana expected Q4 2020
- Additional potential customer/distribution agreements
- Continued marketing and communications initiatives
- Media and extended stakeholder engagement

2021+
- Significantly scale operations
- Expansion of existing production capacity
- New large plant buildout in U.S, Canada. and internationally utilizing project-based finance and potential JV partners
- Activation of comprehensive marketing and communications initiatives

Capital raise is expected to fully fund us through initial commercialization and position us for larger scale production.

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Exploring North American Farm Expansion to Scale Operations Ontario Canada New Farm Selection Criteria . Availability of adequate, clean water supply . Low electricity rates . Location close to consumption/major population centers . Access to available and quality labor pools . Supportive political environment Site Selection Process Targeting: Arkansas, Indiana, Iowa, Nebraska, North Carolina, Ontario, South Dakota, Texas, Utah, Virginia AquaBounty.com 23

Negotiations Underway With Global Expansion Partners Israel • Conversations continue Strong interest from Israel with expansion partners in South America, Asia and the Middle East • Targeting high volume/strategic Net Import markets to include: China o China: 198,000 mt Approved for field trials in 2018 o Brazil: 110,000 mt o Israel: 40,000 mt o Argentina: 11,000 mt • Brazil trials completed in January 2020 Brazil & Argentina Approved for field trials in Brazil (2016) and Argentina (2015) AquaBounty.com 24

Key Financial Metrics AquaBounty.com 25

AquAdvantage Salmon Economics vs. Conventional Salmon


Throughput increase leverages site infrastructure
Improved feed conversion by ~25% reduces feed costs
Faster growth to harvest weight (> 4kg) results in 1.7X increase in harvest
EBITDA
Feed is the biggest production cost
18-20 mo's vs 28-36 mo's
AquAdvantage
Conventional
2X Farm EBITDA $[1]
70% Production Advantage
Conventional salmon in land-based RAS EBITDA
Same sized facility
AquAdvantage Salmon in land-based RAS EBITDA

Faster growth to harvest accelerates returns on investment in farm operations

Source 1: Management estimates based on current assumptions. EBITDA is defined as farm operation net income (loss), plus depreciation expense, other income/expense, including interest expense and interest income, and the provision for income taxes.

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Profitable at Scale with both Conventional and AquAdvantage Salmon

	Conventional	AquAdvantage
Annual output	5,000 mt	8,550 mt
Annual revenue*	$34m - $37m	$59m - $64m
Contribution margin %	27% - 31%	37% - 40%
EBITDA	$12m - $15m	$25m - $30m
Payback Period	8-10 Years	4-5 Years

Source: AquaBounty Technologies, Inc. Data

The data illustrates the financial impact of building a facility for Conventional salmon production but producing AAS salmon instead.
*Revenue assumes commodity pricing, 60% biomass yield at full production

Conventional and AquAdvantage Both Profitable

- Precision farming in conjunction with our technical points of difference ensure consistency in supply and cost
- Biosecurity – protects from exposure to disease and parasites
- 100% grown, harvested and processed close to consumption
- A fresher product to market with significant reduction in transportation costs and carbon emissions

AquAdvantage Accelerates ROI

- AAS delivers EBITDA at 2X vs. conventional RAS salmon
- GE benefits vs. conventional salmon reflect key advantages:
  - Reduced time to harvest, from 28 months to 18 months for AAS, results in 70% more farm-gate weight at harvest per year
  - Improved feed conversion reduces feed costs by ~25%... the largest single component of RAS production expenses
  - Increased production levels result in operating leverage for farm labor and oxygen expenses

Both our conventional and AAS salmon will be offered at commodity pricing

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Recent Capitalization Data Balance Sheet Data ($ 000's) 9/30/2019 Cash & Equivalents $6,426 Total Assets $32,959 Debt $4,547 Stockholders’ Equity $26,880 Market Cap $54,013 Enterprise Value $52,134 Cash & equivalents at December 31, 2019 = $2.8m Shares outstanding at January 29, 2020 = 21.6m Share price as of January 29, 2020 = $2.11 Source: AquaBounty Technologies, Inc. Data AquaBounty.com 28

Current and Long-Term Growth Targets . Production output growth Production Output (mt) target = 50,000 mt . Assumes 4 to 5 new farms 51 44 . Cost per farm estimated at $75 - $100 million each 34 for construction . Contribution margin % per 24 farm of 37% - 40% 14 . Payback period per farm of 4–5 years 1 1 1 4 2020 2021 2022 2023 2024 2025 2026 2027 2028 Source: AquaBounty Technologies, Inc. Data AquaBounty.com 29

Summary Large Growing Global Salmon Market Expertise and Technology Attractive Business Model and Unit Economics Commercialization and First Harvests on Track for 2H 2020 Strong Management Team AquaBounty.com 30

Let's Have a Conversation

AquaBounty uses next-generation land-based aquaculture technology that supports ocean conservation and provides consumers with regional access to nutritious, fresh and affordable salmon with no added antibiotics.

Sole Underwriter

Lake Street Capital Markets, LLC
920 2nd Ave S
Ste 700
Minneapolis, MN 55402

AquaBounty

David A. Frank
Chief Financial Officer
+1-978-648-6000
dfrank@aquabounty.com

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